Exhibit 99.1

Compounding Value through an Unrelenting Focus on Underwriting Profit Fourth Quarter 2016 Investor Presentation

An Unrelenting Focus on Underwriting Profit Disclosure Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the U . S . Federal Securities laws, including the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historical or current facts . You can identify forward - looking statements in this presentation by the use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could . ” The forward - looking statements in this presentation do not constitute guarantees of future performance . These forward - looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters . These forward - looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict . Actual results may differ materially from those expressed in, or implied by, the forward - looking statements included in this presentation as a result of various factors, including but not limited to : (1) the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; (2) inaccurate estimates and judgments in our risk management which may expose us to greater risks than intended ; (3) the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; (4) adverse economic factors ; (5) a decline in our financial strength rating resulting in a reduction of new or renewal business ; (6) reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; (7) reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; (8) existing or new regulations that may inhibit our ability to achieve our business objectives or subject us to penalties or suspensions for non - compliance or cause us to incur substantial compliance costs ; (9) a failure of any of the loss limitations or exclusions we employ ; (10) losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; (11) potential effects on our business of emerging claim and coverage issues ; (12) exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; (13) losses in our investment portfolio ; (14) the cyclical nature of the insurance and reinsurance industry, resulting in periods during which we may experience excess underwriting capacity and unfavorable premium rates ; (15) changes in laws or government regulation, including tax or insurance laws and regulations ; (16) the impact of loss settlements made by ceding companies and fronting carriers on our reinsurance business ; (17) a forced sale of investments to meet our liquidity needs ; (18) our ability to obtain reinsurance coverage at reasonable prices or on terms that adequately protect us ; (19) losses resulting from reinsurance counterparties failing to pay us on reinsurance claims or insurance companies with whom we have a fronting arrangement failing to pay us for claims ; (20) our underwriters and other associates exceeding their authority, committing fraud or taking excessive risks ; (21) insufficient capital to fund our operations ; (22) the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; (23) our ability to manage our growth effectively ; (24) inadequacy of premiums we charge to compensate us for our losses incurred ; (25) competition within the casualty insurance and reinsurance industry ; (26) an adverse outcome in a legal action that we are or may become subject to in the course of our insurance or reinsurance operations ; (27) in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; (28) the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; (29) the Company or our subsidiaries, James River Group Holdings UK Limited, a holding company incorporated under the laws of England and Wales, or JRG Reinsurance Company, Ltd . , a Bermuda domiciled reinsurance company, becoming subject to U . S . federal income taxation ; (30) failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended (“Sarbanes - Oxley”) ; (31) the ownership of a substantial amount of our outstanding common shares by affiliates of D . E . Shaw & Co . , L . P . (the “D . E . Shaw Affiliates”) and their resulting ability to exert significant influence over matters requiring shareholder approval in a manner that could conflict with the interests of other shareholders and additionally, the D . E . Shaw Affiliates having certain rights with respect to board representation and approval rights with respect to certain transactions ; and (32) changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . For a more detailed description of these uncertainties, risks and other factors, please see the “Risk Factors” section in our Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 10 , 2016 . Forward - looking statements speak only as of the date of this presentation, and except as expressly required under applicable law, we do not undertake to update any forward - looking statements contained herein, whether as a result of new information or future events or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income and tangible equity are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 23 & 24 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . 2

An Unrelenting Focus on Underwriting Profit 3 Company Overview

An Unrelenting Focus on Underwriting Profit Company Overview 4 We are an underwriting company with a proven history of generating profits We offer modest primary casualty limits to US - based businesses 2016 Group - wide Net Written Premiums by Type 2016 Group - wide NWP: $558mm 2016 Group - wide Net Written Premiums by Coverage Negligible Primary Property Exposure We primarily write Excess & Surplus Lines casualty business Excess & Surplus Lines 80% Specialty Admitted 20% Property 1% Casualty 99%

An Unrelenting Focus on Underwriting Profit Company Overview 5 Seek to deliver reliable, high returns on tangible equity • Unrelenting focus on underwriting profit with low volatility • Strong balance sheet • Non - cyclical, lower risk / high return fee business • Consistent investment returns • Efficient tax structure • 1/1,000 catastrophe net PML of $10 million pre tax group - wide Our guidance: • Expect to deliver 12% or better operating returns on tangible equity for the 2017 fiscal year • Expect 92% – 95% combined ratios for the 2017 fiscal year 2016 result: 15% ROTE; 94% combined ratio

An Unrelenting Focus on Underwriting Profit Company Overview: Leadership 6 Adam Abram Robert Myron Chairman & Chief Executive Officer James River Group Holdings President & Chief Operating Officer James River Group Holdings • Founder and Chairman of James River Group • Founder and CEO of Front Royal • SVP, Treasurer, & CRO of Hanover Insurance Group • EVP and CFO of Argo Group International Holdings Sarah Doran Richard Schmitzer Chief Financial Officer James River Group Holdings President and CEO Excess & Surplus Lines Division Steven J. Hartman Dennis Johnson President and CEO Specialty Admitted Insurance Division President and CEO Casualty Reinsurance Division Experienced entrepreneurs and proven managers James River Group’s team has had success producing returns for shareholders over multiple platforms for more than 25 years.

An Unrelenting Focus on Underwriting Profit Company Overview: A History of Creating Value for Investors 7 Our Specialty Market History 1992 – Adam Abram and a group of investors purchase Front Royal, Inc. , for $3 million 1994 – Front Royal purchases Colony Insurance Company , a Richmond, VA based E&S underwriter 1996 – Front Royal purchases Rockwood Casualty Insurance Company , a PA based specialty workers’ compensation company 2001 – On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group (NASDAQ; AGII) for 1.7X tangible book value 2002 – James River Group, Inc . is formed with $58 MM of capital and a single insurance subsidiary, James River Insurance Company , a Richmond, Va. based E&S company 2004 – Stonewood Insurance Company formed in Raleigh, NC to write highly inspected workers’ compensation risks 2005 – James River Group, Inc . successfully completes an IPO at $18 per share, or 1.7X tangible book value 2007 – D . E . Shaw leads the purchase of James River Group, Inc . at $34.50 per share ( 2.6X tangible book value) and re - domiciles the group to Bermuda. Company is re - named James River Group Holdings, Ltd . 2008 – JRG Reinsurance Company, Ltd., a Bermuda class 3B reinsurance company, is formed with $250 million of initial capitalization 2010 – James River Group Holdings, Ltd. surpasses $1 billion in invested assets 2011 – The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment 2014 – James River Group Holdings, Ltd . successfully completes an IPO at $21 per share ( 1.35X tangible book value) 2016 – The Group surpasses $ 1 billion in market capitalization with gross written premiums of $737 million and more than 500 employees; achieves 15% ROTE and 94% combined ratio for FY 2016

JAMES RIVER GROUP HOLDINGS, LTD.

Company Overview: Org Structure


James River Group Holdings, Ltd.
Bermuda Domicile
James River Group Holdings UK Limited
JRG Reinsurance Company, Ltd. [3]
Bermuda Domicile
UK Hold Co enables efficient capital movement
E&S Segment [1]
US Domicile
70% of NWP is ceded to JRG Re
Specialty Admitted Segment [2]
US Domicile

- 68% of total cash & invested assets in Bermuda
- 2016 group-wide effective tax rate = 6.1%
- Rated "A" by A.M. Best

1. Segment includes James River Insurance Company and James River Casualty Company.
2. Segment includes Falls Lake National Insurance Company, Falls Lake General Insurance Company, Falls Lake Fire and Casualty Company and Stonewood Insurance Company.
3. JRG Re included in the Casualty Reinsurance Segment.

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An Unrelenting Focus on Underwriting Profit

An Unrelenting Focus on Underwriting Profit Profitability of E&S vs. Total P&C Industry Avg. Combined Ratios 1999 – 2015 9 Difference of 7 percentage points Company Overview: E&S Focus Profitable specialty underwriting Source: A.M. Best data and research, SNL Our business is heavily concentrated in E&S Casualty (80% of premium). E&S is the most profitable part of the property/casualty market and is gaining market share. E&S segment GWP grew by 20% during 2016 E&S 3.4% Admitted Market 96.6% E&S Gaining Market Share of P&C Insurance Market Total P&C GWP: $308.7bn E&S GWP: $10.6bn Total P&C GWP: $591.2bn E&S GWP: $41.3bn 1999 P&C Market 2015 P&C Market Admitted Market 93.5% E&S 6.5%

An Unrelenting Focus on Underwriting Profit Company Overview: Conservative Reserving We have an established track record of favorable reserve development ▪ Consistent Methodology • Reserves have consistently been established using a blend of various actuarially - accepted reserving methodologies • Goal is to have a reserving process that protects policyholders and is also transparent, understandable, and acceptable to rating agencies, investors and regulators ▪ As of December 31, 2016, 66.9% of $761.1 million in net reserves were attributable to IBNR ▪ T he development of our Calendar Year loss picks demonstrates our consistently conservative reserving: 10 2008 2009 2010 2011 2012 2013 2014 2015 2016 Total Calendar Year Net Reserve Development $ 8.4 $ 3.7 $ 9.7 $ 19.9 $ (1.4) $ 37.5 $ 27.4 $ 16.3 $ 23.7 $ 145.2 Reserve Development as a % of Beginning Net Reserves 2.83% 1.05% 2.44% 4.72% - 0.29% 7.01% 5.20% 2.77% 3.63%

An Unrelenting Focus on Underwriting Profit 11 Underwriting Segments

An Unrelenting Focus on Underwriting Profit E&S Segment Profitable specialty underwriting • E&S business underwritten by specialists in 13 divisions organized by product or industry segment • 81.5% average combined ratio from 2010 - 2016 • Focus on small and medium - sized commercial accounts • Approximately 96% of 2016 premium was written for casualty coverages; no primary property • 20.1% year - over - year GWP growth in 2016 • Three regional offices • Distributes through 120+ broker groups • Fee income of $10.1M in 2016 ($3.2M in 2015 ) 12 Gross Written Premiums ($mm) Combined Ratio Composition (%) Growth: 21.3% 31.3% 22.2% 20.1% $192 $253 $309 $371 $0 $100 $200 $300 $400 2013 2014 2015 2016 40.4% 55.2% 54.5% 62.6% 28.9% 26.8% 25.8% 21.7% 69.3% 82.1% 80.2% 84.3% 0.0% 50.0% 100.0% 2013 2014 2015 2016 Loss Ratio Expense Ratio

JAMES RIVER GROUP HOLDINGS, LTD.

E&S Segment

Broad risk appetite permits us to 'pick our spots'

Each Excess & Surplus Lines policy is underwritten by in-house specialists with deep technical expertise across 13 underwriting divisions

($ in millions)	Lead U/W	Gross Written Premiums			
Division	Years of Industry Experience	Year Ended Dec 31, 2016	Year Ended Dec 31, 2015	Year Ended Dec 31, 2014	Description
Commercial Auto	29	$110.1	$73.8	$34.6	Hired / non-owned auto, ride share
Manufacturers & Contractors (MC)	33	83.3	78.3	72.1	Products liability & completed operations exposure
Excess Casualty	33	43.6	32.5	31.7	Following form excess on risks similar to GC and MC
General Casualty (GC)	29	36.9	31.0	25.9	Premises ops (e.g., apartments, offices & restaurants)
Energy	45	29.7	30.6	29.0	Oil & gas contractors, mining, alternative energy & utilities
Allied Health	23	14.4	13.5	9.7	Long-term care, outplacement facilities & social services
Excess Property	31	14.1	12.5	11.8	CAT-exposed excess property > 1/100 year return period
Life Sciences	33	11.1	8.9	10.1	Nutrition products, medical devices and human clinical trials
Small Business	29	9.1	6.9	7.0	Small accounts similar to GC and MC
Professional Liability	23	8.4	10.0	10.8	E&O for non-medical professionals (lawyers, architects, engineers)
Environmental	45	5.3	4.4	3.4	Environmental contractors and consultants
Medical Professional	23	2.7	3.6	3.9	Non-standard physicians and dentists
Sports & Entertainment	29	2.2	2.7	2.8	Amusement parks, campgrounds, arenas
Total		**$370.8**	**$308.7**	**$252.8**	

An Unrelenting Focus on Underwriting Profit

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An Unrelenting Focus on Underwriting Profit E&S Segment Demonstrated Underwriting Discipline Source: Company filings, A.M. Best d ata and research We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting 14 E&S Segment Loss Ratio vs. E&S Industry E&S Segment – GWP Growth vs. E&S Industry James River GWP Growth E&S Industry GWP Growth 2007 - 2015 Average James River 54.0 E&S Industry 65.5 14 Source: A.M. Best report

An Unrelenting Focus on Underwriting Profit Specialty Admitted Segment A focus on fee income Approach to admitted market emphasizes fee income business 15 Gross Written Premiums ($mm) Combined Ratio Composition (%) Growth: (43.9)% 188.3% 53.2% 100.3% • Specialty admitted insurance coverages in the US, including a growing fee income business • Segment comprised of: • Core book of workers’ compensation in 4 southeastern states • Collateralized, fee - based fronting business • Program business with selected MGAs subject to protective sliding scale commissions • Fee income of $4.2M in 2016 ($1.8M in 2015) The effect of fee income in underwriting Example: New program commenced 7/1/16 Expected GWP: $ 200MM annually Retention: 12.5% quota share of GWP Fee: 3.4% of $175M of premium Result: $6 million in fees, 24 % benefit $21 $59 $91 $182 $0 $50 $100 $150 $200 2013 2014 2015 2016 67.4% 53.4% 60.7% 59.1% 54.2% 46.5% 36.7% 35.4% 121.6% 99.9% 97.5% 94.5% 0.0% 50.0% 100.0% 150.0% 2013 2014 2015 2016 Loss Ratio Expense Ratio

An Unrelenting Focus on Underwriting Profit Casualty Reinsurance Segment Low volatility underwriting 16 Third Party Reinsurance Combined Ratio (%) Third Party Gross Written Premiums ($mm) Growth: (47.6)% 32.9% (16.5)% 6.9% Third - party proportional and working - layer excess casualty business focused on small and medium U.S. specialty lines. The three largest contracts written in 2016 were ceded from E&S carriers. Contracts typically structured as quota share arrangements, with loss mitigating features such as commissions that adjust based on underwriting results. At December 31, 2016, 98% of third party treaties were written as proportional arrangements and 86% contained loss mitigation features. Operating team of seven total employees in Bermuda. We measure casualty reinsurance underwriting results excluding the 70% internal quota share treaty. 68.4% 66.3% 68.6% 65.3% 33.1% 33.3% 32.8% 34.8% 101.5% 99.6% 101.4% 100.1% 0.0% 50.0% 100.0% 150.0% 2013 2014 2015 2016 Loss Ratio Expense Ratio $156 $207 $172 $184 $0 $100 $200 $300 2013 2014 2015 2016

JAMES RIVER GROUP HOLDINGS, LTD.

Investment Strategy

Traditional approach augmented by higher yielding alternatives with solid risk adjusted returns

- Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non-traditional investments
- Examples of non-traditional investments we have made include: bank loan participations, equity in solar and wind projects, loans of middle market private equity sponsored companies, and equity tranches of collateralized loan obligations (CLOs)
- Weighted average credit rating[1]: A
- Negligible exposure to equity markets or correlated equity market exposure at December 31, 2016
- Careful, active management of our investment portfolio has resulted in meaningful contributions to Returns on Tangible Equity

Cash and Investments (as of December 31, 2016)


Other Invested Assets 4%
Cash 8%
Fixed Maturity Securities 66%
Short-Term Investments 3%
Bank Loans 14%
Equity Securities 5%

Total Cash and Investments: $1,442mm

Net Investment Yield


Duration:
3.1 yrs
3.5 yrs
3.6 yrs
(%)
5.0
4.0
3.0
2.0
1.0
0.0
3.4
3.4
3.8
2014
2015
2016

1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of December 31, 2016.

An Unrelenting Focus on Underwriting Profit

17

JAMES RIVER GROUP HOLDINGS, LTD.

Composition of Return on Tangible Equity

James River can generate a low double digit return on tangible equity in this environment

ROATE Drivers	
Underwriting Income	• Seeks to generate a consistent and sustainable underwriting profit • Unbroken track record of underwriting profitability in E&S segment since 2004 • Lean operation with expense discipline across the organization
Investment Returns	• Seeks to generate better than average risk-adjusted returns • Investment grade fixed maturity portfolio supplemented by selective non-traditional investments
Other Income / (Expense)	• Conservative use of financial leverage • Non-cash amortization of intangibles • Growing fee income business
Taxes	• Tax-efficient Bermuda domicile • 67% of invested assets in Bermuda at 12/31/16
Capital Management	• Prudently deploy capital to underwriting opportunities • Willingness to return capital to shareholders

ROATE Buildup ($ in millions, except as noted)

	2015	2016	
Underwriting Leverage (NPE)	1.0x	1.1x	
Underwriting Profit Ratio	6.0%	5.7%	
Underwriting Contribution	**5.9%**	**6.0%**	A
Cash & Invested Assets / Tangible Equity	2.8x	2.8x	
Investment Yield	3.4%	3.8%	
Investment Contribution	**9.5%**	**10.7%**	B
Interest Expense	($6.3)	($7.0)	
Amortization of Intangibles	(0.6)	(0.6)	
Other Income	0.1	0.4	
Total	(6.8)	(7.2)	
Other Income / (Expenses) Contribution	**(1.4)%**	**(1.5)%**	C
Taxes	($4.6)	($3.5)	
Tax Impact	**(1.0)%**	**(0.7)%**	D
= A + B + C + D			
ROATE	**13.0%**	**14.6%**	

An Unrelenting Focus on Underwriting Profit

18

An Unrelenting Focus on Underwriting Profit Summary Financial Results 19 Note: 2013 and 2014 per share values retroactively adjusted for 50/1 stock split. ($ in millions) 2013 2014 2015 2016 Selected Income Statement Information Gross Written Premiums $368.5 $518.8 $572.2 $737.4 Net Written Premiums 325.2 450.1 471.0 557.7 Underwriting Profit 28.8 26.7 27.6 29.5 Net Income 67.3 44.7 53.5 74.5 Adjusted Net Operating Income 58.9 58.4 61.1 71.3 Adjusted Net Operating Income Per Share (Diluted) $1.93 $2.03 $2.08 $2.39 Dividend Declared Per Share $0.00 $2.45 $1.64 $2.25 AY Loss Ratio 67.8% 66.8% 64.0% 67.7% Loss Ratio 56.2% 59.9% 60.5% 63.1% Expense Ratio 35.0% 33.4% 33.5% 31.2% Combined Ratio 91.2% 93.3% 94.0% 94.3% Selected Balance Sheet Information Total Assets $1,806.8 $1,959.3 $2,055.5 $2,346.5 Stockholders' Equity 701.5 687.9 681.0 693.2 Tangible Equity 478.9 466.0 459.7 472.5 Tangible Equity Per Share $16.78 $16.33 $15.88 $16.15

An Unrelenting Focus on Underwriting Profit Consistent Growth in Tangible Equity 20 We have consistently grown tangible equity per share We are active capital managers ($295 million of dividends and share repurchases since 2013) We increased our regular dividend per share by 50% during Q4 2016 $378 $388 $442 $482 $529 $559 $479 $466 $460 $472 $25 $25 $25 $25 $95 $142 $209 $111 $111 $111 $111 $378 $388 $442 $506 $553 $584 $615 $672 $713 $792 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) Tangible Equity Cumulative Dividends Paid Cumulative Shares Repurchased

Appendix

An Unrelenting Focus on Underwriting Profit James River Group Key Metrics Exchange/Ticker NASDAQ / “JRVR” Initial Public Offering $21.00 (December 12, 2014) Current Share Price $43.74 (Closing Price February 24, 2017) Market Capitalization $1.274 billion (February 24, 2017 market close) 2016 Dividend / Yield $2.25 per share declared 2016 / 6.5% yield 1 Gross Written Premium $737 million in 2016 Total Capitalization $886 million as of December 31, 2016 AM Best Rating ‘A’ (Excellent ) Analyst Coverage and Rating 2 FBR (Outperform) – Randy Binner KBW (Market Perform) – Meyer Shields SunTrust (Buy) – Mark Hughes UBS (Neutral) – Brian Meredith BMO (Outperform) – Charles Sebaski 22 1. Based on 2016 average price of $34.70 2. As of February 24, 2017

An Unrelenting Focus on Underwriting Profit Non - GAAP Measures Reconciliation 23 Underwriting Profit (Loss) ($mm) 2013 2014 2015 2016 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines 43.5$ 35.1$ 47.6$ 47.2$ Specialty Admitted Insurance (3.9) 0.0 1.1 2.9 Casualty Reinsurance (2.6) 0.7 (2.6) (0.2) Total underwriting profit of operating segments 37.1 35.8 46.1 49.9 Operating expenses of Corporate segment (8.3) (9.1) (18.5) (20.4) Underwriting profit 28.8 26.7 27.6 29.5 Net investment income 45.4 43.0 44.8 52.6 Net realized investment (losses) gains 12.6 (1.3) (4.5) 7.6 Other income and expenses (0.5) (15.8) (0.5) (1.3) Interest expense (6.8) (6.3) (7.0) (8.5) Amortization of intangible assets (2.5) (0.6) (0.6) (0.6) Income before taxes 77.1$ 45.6$ 59.8$ 79.3$

An Unrelenting Focus on Underwriting Profit Non - GAAP Measures Reconciliation 24 ($mm) Adjusted Net Operating Income 2013 2014 2015 2016 Income as reported 67.3$ 44.7$ 53.5$ 74.5$ Net realized investment (gains) losses (9.4) (0.9) 4.1 (5.2) Initial public offering costs - 13.2 - - Registration costs and withholding taxes on special dividend - - 2.5 - Other expenses 0.6 1.0 0.6 1.1 Interest expense 0.4 0.4 0.4 0.9 Adjusted net operating income 58.9$ 58.4$ 61.1$ 71.3$ Tangible Equity Shareholders’ equity 701.5$ 687.9$ 681.0$ 693.2$ Goodwill & intangible assets (222.6) (222.0) (221.4) (220.8) Tangible equity 478.9$ 466.0$ 459.7$ 472.5$

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